UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PBF Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON

MAY 21, 2013

Under the Securities and Exchange Commission rules, the proxy materials that you receive by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials and cast your vote. The items to be voted on and location of the annual meeting are shown below. Your vote is important!

MEETING INFORMATION

Meeting Type:	Annual Meeting
For holders as of:	March 25, 2013
Date:	May 21, 2013
Time:	10:00 AM EST
Location:	Hilton Parsippany
1 Hilton Court
Parsippany, New Jersey 07054

You are receiving this communication because you hold shares in PBF Energy Inc.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that have been sent to you or are available to you on the Internet. You may view the Notice of 2013 Annual Meeting of Stockholder, Proxy Statement and Annual Report online at www.proxyvote.com or easily request a paper or e-mail copy. There is no charge to you for requesting a copy. A request for an e-mail or a paper copy of the proxy materials must be received no later than May 7, 2013.

www.proxyvote.com

Easy Online Access — A Convenient Way to View Proxy Materials and Vote! When you go online to view materials, you can also vote your shares.

Step 1:	Go to www.proxyvote.com to view the proxy statement, which contains details of the proposals to be voted on, and the annual report.
Step 2:	Click the “Vote” Section.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and Vote.

The proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following nominees:

1.	Election of Directors

Nominees:

Thomas D. O’Malley

Spencer Abraham

Jefferson F. Allen

Martin J. Brand

Timothy H. Day

David I. Foley

Dennis M. Houston

Edward F. Kosnik

Neil A. Wizel

The	Board of Directors recommends that you vote FOR the following proposals:

2.	The ratification of Deliotte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2013.

3.	Advisory vote on the 2012 compensation of the named executive officers.

4.	Advisory vote on the frequency of the advisory vote on executive compensation.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2013
PBF ENERGY INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 25, 2013
	Date: May 21, 2013	Time: 10:00 AM EST
Location: Hilton Parsippany
1 Hilton Court Parsippany, New Jersey 07054

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):
1.	Election of Directors

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4        An advisory vote on the frequency of the advisory vote on executive compensation.

5.       With discretionary authority upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Nominees:
01	ThomasD. O’Malley
02	Spencer Abraham
03	Jefferson F. Allen
04	Martin J. Brand
05	Timothy H. Day
06	David I. Foley
07	Dennis M. Houston
08	Edward F. Kosnik
09	Neil A. Wizel
The Board of Directors recommends you vote FOR the following proposal(s):
2	The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2013.
3	An advisory vote on the 2012 compensation of the named executive officers.

Voting Instructions

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2013

Meeting Information
PBF ENERGY INC.	Meeting Type: Annual Meeting
For holders as of: March 25, 2013
Date: May 21, 2013 Time: 10:00 AM EST
Location: Hilton Parsippany
1 Hilton Court Parsippany, New Jersey 07054

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
# of # Sequence #

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
The Board of Directors recommends you vote 3 YEARS on the following proposal:
1. Election of Directors
Nominees
01 Thomas D. O’Malley	4. An advisory vote on the frequency of the advisory vote on executive compensation.
02 Spencer Abraham
03 Jefferson F. Allen	5. With discretionary authority upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
04 Martin J. Brand
05 Timothy H. Day
06 David I. Foley
07 Dennis M. Houston
08 Edward F. Kosnik
09 Neil A. Wizel
The Board of Directors recommends you vote FOR the following proposal(s):
2. The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2013.
3. An advisory vote on the 2012 compensation of the named executive officers.		Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job #
Envelope #
Sequence #
# of # Sequence #

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2013

Meeting Information
PBF ENERGY INC.	Meeting Type: Annual Meeting
For holders as of: March 25, 2013
Date: May 21, 2013 Time: 10:00 AM EST
Location: Hilton Parsippany
1 Hilton Court Parsippany, New Jersey 07054

You are receiving this communication because you hold shares in the above named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
# of # Sequence #

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.

Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):				The Board of Directors recommends you vote 3 YEARS on the following proposal:

1. Election of Directors	For	Against	Abstain		1 year	2 years	3 years	Abstain
Nominees
01 Thomas D. O’Malley	☐	☐	☐	4. An advisory vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐
02 Spencer Abraham	☐	☐	☐			For	Against
03 Jefferson F. Allen	☐	☐	☐	5. With discretionary authority upon such other business as may properly come before the meeting or any adjournment or postponement thereof.		☐	☐
04 Martin J. Brand	☐	☐	☐
05 Timothy H. Day	☐	☐	☐
06 David I. Foley	☐	☐	☐
07 Dennis M. Houston	☐	☐	☐
08 Edward F. Kosnik	☐	☐	☐
09 Neil A. Wizel	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal(s):	For	Against	Abstain
2. The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2013.	☐	☐	☐
3. An advisory vote on the 2012 compensation of the named executive officers.	☐	☐	☐						Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Internal Use Only

/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)